Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-15219) pertaining to the Open Plan Systems, Inc. 1996 Stock Option Plan for Non-Employee Directors of our report dated February 13, 1997, with respect to the consolidated financial statements of Open Plan Systems, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 1996.




                                                         ERNST & YOUNG LLP

Richmond, Virginia
March 24, 1997